SEMIANNUAL Report
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                               [GRAPHIC OMITTED]


                                 Patriot Global
                                 Dividend Fund

                                JANUARY 31, 1999

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                  ----------------------------------------------

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                James F. Carlin
                             William H. Cunningham*
                                Ronald R. Dion*
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             INVESTMENT SUB-ADVISER
                  John Hancock Advisers International Limited
                                34 Dover Street
                             London, England w1x3ra

                          CUSTODIAN AND TRANSFER AGENT
                             FOR COMMON SHAREHOLDERS
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                            TRANSFER AGENT FOR DARTS
                            The Chase Manhattan Bank
                              450 West 33rd Street
                            New York, New York 10001

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109

                  Listed: New York Stock Exchange Symbol: PGD
                           For Shareholder Assistance
                                Refer to Page 14

                 ----------------------------------------------

==============================CHAIRMAN'S MESSAGE================================

DEAR FELLOW SHAREHOLDERS:

         Nineteen ninety-eight was a year that gave even veteran financial market investors pause - and not a little heartburn. The stock market produced a record fourth straight year of double-digit returns, but volatility was breathtaking along the way. With the exception of the U.S. Treasury market, even bonds - considered a safer alternative to stocks - went on a roller coaster ride.

         One lesson came through loud and clear this year: sticking out the tough times paid off. After reaching new highs in mid-July, stocks plunged in August in one of their worst sell-offs in years. The average U.S. diversified-equity mutual fund fell 16.8% in the month of August alone. For many mutual fund investors, it was the largest one-month loss they had ever experienced, since the average equity fund had only had three such double-digit monthly losses in the previous 20 years, most recently in October 1987. This year, in a dramatic reversal of fortune, the market staged a stunning rebound in the fourth quarter. The average U.S. diversified-equity fund made up all its August lost ground and then some, returning 18.8% between October and December. The result for the year: an average 14.52% return, as calculated by Lipper Analytical Services, Inc.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

         Given the dramatic swings, investors who tried to time the market's ups and downs encountered a sharp whipsaw. We are very encouraged to report that an overwhelming majority of mutual fund investors sat tight during this summer of discontent; some even used the market's drop to pick up bargains. It was a clear sign that long-term investors are willing to accept the reality of shorter-term volatility.

         As we begin 1999, volatility remains on many investors' minds. But at this time of year, many investors' thoughts also turn to more taxing matters. In our view, now is a perfect time to focus on how much of your hard-earned money you are able to keep. Part of a good tax-planning strategy should involve a review of your portfolio to ensure that you are taking advantage of all available ways to minimize and defer your tax payments - in an effort to maximize investment returns.

         We encourage you to work with your investment professional to consider the various options. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. After all, while it's every American's responsibility to pay taxes, there's no reason to pay more than your fair share.

Sincerely,

/s/Edward J. Boudreau, Jr.
--------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

             By Gregory K. Phelps for the Portfolio Management Team

                              John Hancock Patriot
                              Global Dividend Fund

                   Strong U.S. economy, weakening bond market
                           mute preferred-stock gains

Preferred stocks struggled for a number of reasons during the past six months. They initially were held back by persistent worries about future corporate profitability and investors' avoidance of nearly all fixed-income paying securities outside of U.S. Treasuries. Because of their fixed dividends, preferred stocks generally take on bond-like characteristics and often mimic the bond market's performance. Even though a summer flight to safety and three interest-rate cuts by the Federal Reserve prompted an amazingly strong U.S. Treasury bond market rally from August through October, preferreds didn't follow suit because of those profit concerns. With the onset of winter, preferred stocks resumed their bond-like performance and languished when economic data suggested that the U.S. economy grew at an unexpectedly fast pace, one that observers believed would make it difficult for the Fed to lower interest rates further.

         Utility common stocks, another focus for the Fund, generally enjoyed better performance than their preferred-stock counterparts during the period, although they lagged other segments of the stock market. Early on, utility stocks benefited from a long list of investor concerns that hurt many other industries. Chief among those worries were Russia's default on its government debt, Japan's inability to lift itself and the rest of Asia out of a recession, the impending presidential impeachment hearings, hedge fund losses and future U.S. economic growth. Those concerns prompted investors to increasingly seek out utility stocks because they offered a haven from global turmoil, predictable earnings growth and relatively high yields. So far in 1999, however, utility common stocks have taken a back seat to faster-growing companies.

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Patriot Global Dividend Fund . Caption below reads "Fund management team members (l-r):
Sylvester Marquardt, Mark Maloney, Beverly Cleathero and Gregory Phelps."]
--------------------------------------------------------------------------------

"Preferred stocks struggled for a number of reasons during the past six months."

================================================================================

               John Hancock Funds - Patriot Global Dividend Fund

"... a continued emphasis on preferred stocks eligible for the 'dividends received deduction.'"

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into five sections (from top to left): Oil & Gas 5%, Industrials 5%, Short-Term Investments & Other 6%, Banks & Financials 38% and Utilities 46%. A note below the chart reads "As a percentage of net assets on January 31, 1999."]
--------------------------------------------------------------------------------

Performance and strategy  explained

For the six-month period ended January 31, 1999, John Hancock Patriot Global Dividend Fund had a total return of 1.31% at net asset value. In contrast, the 30-year Treasury bond "...a continued emphasis on preferred stocks eligible for the `dividends-received deduction.'" returned 11.04% and the Dow Jones Utility Average - an index of utility common stocks - posted a 10.65% gain for the six-month period.

         One of our primary strategies throughout the past six months - as well as over the past several years - was a continued emphasis on preferred stocks eligible for the "dividends-received deduction." Known as DRD-eligible securities, these preferred stocks have become increasingly scarce over the past several years, as issuers redeemed or bought them back in order to cut their financing costs. Although the available supply of them continued to shrink during the most recent six-month period, DRD-eligible securities didn't fare that well because the demand for them was rather weak when investors' preferences tilted toward relatively cheap municipal bonds and their tax advantages. The DRD-eligible market got a lift in December 1998, however, from the redemption by Commonwealth Edison of a large number of its DRD-eligible securities, which helped to curtail supply further.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Natural gas stocks followed by a down arrow with the phrase "Falling gas prices, warm winter." The second listing is New England Electric System followed by an up arrow with the phrase "Set to be acquired." The third listing is Fleet Financial Group followed by an up arrow with the phrase "Record-setting earnings." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

         Among our top-performing DRD-eligible securities were those issued by Fleet Financial Group, which reported record earnings in 1998 despite turbulence in the financial markets. Another strong performer was New England Electric System, whose common stock rallied on the news that it would be taken over by U.K.-based National Grid. We stayed on the sidelines immediately after the announcement, buying New England Electric System only after it had faded back a bit following the news of the acquisition. This enabled us to pay a price well below that which National Grid agreed to pay for the company. Alabama Power also fared nicely during the period due to the scarcity of investment-grade DRD-eligible utility stocks.

         Our worst performers during the period were natural gas common stocks, which buckled under the weight of falling commodity prices and lower demand due to a warmer-than-normal 1998-99 winter. One company that shrugged off those negative trends was pipeline concern The Williams Cos. It was helped by stronger earnings thanks to the efficiencies it wrung out of an earlier acquisition, and also by news that it was going to do an initial public offering of stock for its fiber optic network business.

================================================================================

               John Hancock Funds - Patriot Global Dividend Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended January 31, 1999." The chart is scaled in increments of 3% with 0% at the bottom and 15% at the top. The first bar represents the 1.31% total return for John Hancock Patriot Global Dividend Fund. The second bar represents the 11.04% total return for 30-Year
Treasury Bond. The third bar represents the 10.65% total return for Dow Jones Utility Average. A note below the chart reads "The total return for John Hancock Patriot Global Dividend Fund is at net asset value with all distributions reinvested. The Dow Jones Utility Average is an unmanaged index that measures the performance of the utility industry in the United States."]
--------------------------------------------------------------------------------

Protecting against calls

A key element of our investment strategy involved insulating the Fund from inopportune redemptions by issuers, known as "calls." Like homeowners, preferred-stock issuers like to cut their borrowing costs by refinancing when interest rates fall. When they do, they redeem, or "call away" older preferred stocks with relatively higher interest rates, and replace them with newly issued securities at lower prevailing rates. While this refinancing process is good for the homeowner and the preferred-stock issuer, it can mean trouble for preferred-stock investors who may be forced to surrender a high-yielding security and reinvest the proceeds at lower interest rates. That's why we look for stocks with good call protection, meaning those that aren't slated to be called until some relatively far-off date, or those that can't be called at all prior to their maturity.

Outlook

Using history as a guide, we know that at the end of the period utility common stock were extremely cheap relative to other industry groups. As proof of that phenomenon, the Standard & Poor's Utilities Group was selling at about 55% of the broad S&P Index's price-to-earnings multiple, even cheaper than six months ago when we thought they were selling at compelling prices. Given utility companies' strong financial health, a continued favorable legislative backdrop and attractive valuations, we believe that utility stocks may be poised for a bounce back as they return to a more typical price-to-earnings ratio to the overall market. As for DRD-eligible preferred stocks, we believe they will continue to benefit from continued favorable supply and demand conditions, despite periodic lapses.

--------------------------------------------------------------------------------

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

"...we believe that utility stocks may be poised for a bounce back..."

==========================FINANCIAL STATEMENTS==================================

               John Hancock Funds - Patriot Global Dividend Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on January 31, 1999. You'll also find the net asset value for each Common Share as of that date.

Statement of Assets and Liabilities
January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Preferred stocks (cost - $120,986,198)......................   $124,968,715
  Common stocks (cost - $51,238,098)..........................     54,482,913
  Short-term investments (cost - $4,866,569)..................      4,866,569
                                                                 ------------
                                                                  184,318,197
 Dividend receivable..........................................        644,102
 Other assets.................................................         21,929
                                                                 ------------
                          Total Assets........................    184,984,228
                          ---------------------------------------------------

Liabilities:
 Payable for investments purchased............................        783,302
 DARTS dividend payable - Note A..............................        290,500
 Common Shares dividend payable...............................         63,853
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B.....................................        181,786
 Accounts payable and accrued expenses........................         84,320
                                                                  -----------
                          Total Liabilities...................      1,403,761
                          ---------------------------------------------------

Net Assets:
 Dutch Auction Rate  Transferable  Securities  Preferred
  Shares (DARTS) - Without par value,  unlimited
  number of shares of beneficial  interest  authorized,
  600 shares issued, liquidation preference of
  $100,000 per share - Note A.................................     60,000,000
                                                                  -----------
 Common  Shares - Without  par value,  unlimited
  number of shares of  beneficial interest authorized,
  8,344,700 shares issued and outstanding.....................    113,816,397
 Accumulated net realized gain on investments.................      1,271,173
 Net unrealized appreciation of investments...................      7,229,188
 Undistributed net investment income..........................      1,263,709
                                                                  -----------
                          Net Assets applicable to
                          Common Shares ($14.81 per
                          share based on 8,344,700
                          shares outstanding).................    123,580,467
                                                                 ------------
                          Net Assets..........................   $183,580,467
                          ===================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Investment Income:
 Dividends (net of foreign withholding taxes of $9,282).......     $5,980,392
 Interest.....................................................         60,163
                                                                   ----------
                                                                    6,040,555
                                                                   ----------
 Expenses:
  Investment management fee - Note B..........................        753,241
  Administration fee - Note B.................................        141,233
  DARTS and auction fees......................................         86,882
  Miscellaneous...............................................         33,577
  Custodian fee...............................................         30,351
  Auditing fee................................................         28,491
  Printing....................................................         24,578
  Transfer agent fee..........................................         13,965
  Registration and filing fees................................          8,803
  Trustees' fees..............................................          5,911
  Legal fees..................................................          1,121
                                                                   ----------
                          Total Expenses......................      1,128,153
                          ---------------------------------------------------

                          Net Investment Income...............      4,912,402
                          ---------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments sold........................      2,534,041
 Change in net unrealized appreciation/depreciation
  of investments..............................................     (4,458,696)
                                                                  -----------
                          Net Realized and Unrealized
                          Loss on Investments.................     (1,924,655)
                          ---------------------------------------------------

                          Net Increase in Net Assets
                          Resulting from Operations...........     $2,987,747
                          ===================================================
                          Distribution to DARTS...............     (1,275,128)
                          ---------------------------------------------------

                          Net Increase in Net Assets
                          Applicable to Common
                          Shareholders Resulting from
                          Operations Less DARTS
                          Distributions.......................     $1,712,619
                          ===================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================FINANCIAL STATEMENTS==================================

               John Hancock Funds - Patriot Global Dividend Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                SIX MONTHS ENDED
                                                                                  YEAR ENDED    JANUARY 31, 1999
                                                                                 JULY 31, 1998    (UNAUDITED)
                                                                                 -------------   -------------
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income.......................................................    $10,850,453      $4,912,402
 Net realized gain on investments sold.......................................      3,446,142       2,534,041
 Change in net unrealized appreciation/depreciation of investments...........      3,650,344      (4,458,696)
                                                                                ------------     ------------
   Net Increase in Net Assets Resulting from Operations......................     17,946,939       2,987,747
                                                                                ------------     ------------
Distributions to Shareholders:
 DARTS ($4,149 and $2,125 per share, respectively) - Note A .................     (2,489,567)     (1,275,128)
 Common Shares - Note A:
   Dividends from accumulated net investment income ($1.0500 and
   $0.5250 per share, respectively)..........................................     (8,761,302)     (4,380,621)
                                                                                ------------     ------------
    Total Distributions to Shareholders......................................    (11,250,869)     (5,655,749)
                                                                                ------------     ------------
Net Assets:
 Beginning of period.........................................................    179,552,399     186,248,469
                                                                                ------------     ------------
End of period (including undistributed net investment income of
$2,007,056 and $1,263,709, respectively).....................................   $186,248,469    $183,580,467
                                                                                ============    =============

Analysis of Common Shareholder Transactions:

                                                                                       SIX MONTHS ENDED
                                                          YEAR ENDED                   JANUARY 31, 1999
                                                         JULY 31, 1998                   (UNAUDITED)
                                                         -------------                   -----------

                                                      SHARES         AMOUNT          SHARES        AMOUNT
                                                      ------         ------          ------        ------

  Beginning of period...........................    8,344,700    $113,971,522      8,344,700    $113,816,397
  Reclassification of undistributed net
  investment income.............................        -            (155,125)         -              -
                                                    ---------    ------------      ---------    ------------
  End of period.................................    8,344,700    $113,816,397      8,344,700    $113,816,397
                                                    =========    ============      =========    ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase due to the sale of Common Shares and DARTS. The footnote illustrates any reclassification of share capital amounts, the number of Common Shares and DARTS sold and outstanding at the end of the last two periods, along with the corresponding dollar value.


                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================FINANCIAL STATEMENTS==================================

               John Hancock Funds - Patriot Global Dividend Fund

Financial Highlights
Selected data for a Common Share outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------



                                                                                       YEAR ENDED JULY 31,          SIX MONTHS ENDED
                                                                    ----------------------------------------------  JANUARY 31, 1999
                                                                      1994      1995       1996      1997       1998    (UNAUDITED)
                                                                    --------- --------- ---------  ---------  ---------  ---------
Common Shares
Per Share Operating Performance
 Net Asset Value, Beginning of Period............................    $15.42    $12.31     $13.04     $13.26    $14.33      $15.13
                                                                    --------- ---------  ---------  --------- ---------   ---------
 Net Investment Income...........................................      1.35      1.55       1.43       1.41(1)   1.30(1)     0.59(1)
 Net Realized and Unrealized Gain (Loss) on Investments..........     (2.52)     0.67       0.15       1.01      0.85       (0.23)
                                                                    --------- ---------  ---------  --------- ---------   ---------
   Total from Investment Operations..............................     (1.17)     2.22       1.58       2.42      2.15        0.36
                                                                    --------- ---------  ---------  --------- ---------   ---------
 Less Distributions:
  Dividends to DARTS Shareholders................................     (0.25)    (0.33)     (0.31)     (0.30)    (0.30)      (0.15)
  Dividends from Accumulated Net Investment Income to
   Common Shareholders...........................................     (1.11)    (1.16)     (1.05)     (1.05)    (1.05)      (0.53)
  Distributions to Common Shareholders from Net Realized
   Short-Term Gain on Investments................................     (0.54)      -           -          -        -            -
  Distributions in Excess of Accumulated Net Investment Income...     (0.04)      -           -          -        -            -
                                                                    --------- ---------  ---------  --------- ---------   ---------
   Total Distributions...........................................     (1.94)    (1.49)     (1.36)     (1.35)    (1.35)      (0.68)
                                                                    --------- ---------  ---------  --------- ---------   ---------
 Net Asset Value, End of Period..................................     $12.31   $13.04     $13.26     $14.33    $15.13      $14.81
                                                                    ========= =========  =========  ========= =========   =========
 Per Share Market Value, End of Period...........................    $12.000  $12.250    $12.375    $12.938   $13.188     $13.250
 Total Investment Return at Market Value (8).....................    (10.06%)  13.12%      9.65%     13.53%    10.30%       4.45%(6)

Ratios and Supplemental Data
 Net Assets Applicable to Common Shares, End of
  Period (000s omitted)..........................................   $102,690 $108,824   $110,651   $119,552  $126,248    $123,580
 Ratio of Expenses to Average Net Assets (2).....................      1.93%    2.00%      1.95%      1.93%     1.85%       1.77%(7)
 Ratio of Net Investment Income to Average Net Assets (3)........      9.72%   12.72%     10.60%     10.14%     8.72%       7.69%(7)
 Portfolio Turnover Rate.........................................        39%      96%        38%        28%       43%         15%

Senior Securities
 Total DARTS Outstanding (000s omitted)..........................    $60,000  $60,000    $60,000    $60,000   $60,000     $60,000
 Asset Coverage per Unit (4).....................................   $267,019 $278,812   $283,164   $295,948  $310,691    $306,877
 Involuntary Liquidation Preference per Unit (5).................   $100,000 $100,000   $100,000   $100,000  $100,000    $100,000
 Approximate Market Value per Unit (5)...........................   $100,000 $100,000   $100,000   $100,000  $100,000    $100,000

(1) Based on the average shares outstanding at the end of each month.
(2) Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.27%, 1.26%, 1.27%, 1.27%, 1.25% and 1.20%, respectively.
(3) Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 6.42%, 8.01%, 6.91%, 6.69%, 5.86% and 5.22%, respectively.
(4) Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the Fund's total assets and dividing such amount by the number of DARTS outstanding, as of the applicable 1940 Act Evaluation Date.
(5) Plus accumulated and unpaid dividends.
(6) Not annualized.
(7) Annualized.
(8) Assumes dividend reinvestment.


The Financial Highlights summarizes the impact of the following factors on a single Common Share for each period indicated: net investment income, gains (losses) and distributions of the Fund. It shows how the Fund's net asset value for a Common Share has changed during the periods. It also shows the total investment return for the periods based on the market value of the Fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form, as well as information about the DARTS.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================FINANCIAL STATEMENTS==================================

               John Hancock Funds - Patriot Global Dividend Fund

Schedule of Investments
January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Patriot Global Dividend Fund on January 31, 1999. It's divided into three main categories: preferred stocks, common stocks and short-term investments. The preferred and common stocks are further broken down by industry groups. Under each industry group is a list of the stocks owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                                       MARKET
ISSUER, DESCRIPTION                         NUMBER OF SHARES           VALUE
-------------------                         ----------------           -----

PREFERRED STOCKS
Agricultural Operations (2.48%)
 Ocean Spray Cranberries, Inc., 6.25% (R)...      45,000            $4,545,000
                                                                    ----------
Automobile/Trucks (2.92%)
 General Motors Corp., 9.12%,
  Depositary Shares, Ser G..................     113,414             3,225,211
 General Motors Corp., 9.125%,
  Depositary Shares, Ser B..................      84,500             2,144,188
                                                                    ----------
                                                                     5,369,399
                                                                    ----------
Banks - Foreign (2.88%)
 Australia and New Zealand Banking
  Group Ltd., 9.125% (Australia)............      99,900             2,772,225
 Banco Bilbao Vizcaya International
  (Gibraltar) Ltd., 9.75% (Spain)...........      91,200             2,513,700
                                                                    ----------
                                                                     5,285,925
                                                                    ----------
Banks - United States (12.26%)
 ABN AMRO North America,  Inc.,  6.59%,
  Ser H (R).................................       5,000             5,325,000
 ABN AMRO North America, Inc., 8.75%,
  Ser A (R).................................         540               626,400
 Chase Manhattan Corp., 10.84%, Ser C.......     179,700             5,368,538
 Fleet Financial Group, Inc., 6.75%, Ser VI.      40,000             2,220,000
 Fleet Financial Group, Inc., 9.35%,
  Depositary Shares.........................     185,000             4,914,063
 J.P. Morgan & Company, Inc., 6.625%,
  Depositary Shares, Ser H..................      60,000             3,292,500
 Republic New York Corp., $2.8575...........      15,000               765,000
                                                                    ----------
                                                                    22,511,501
                                                                    ----------


                                                                       MARKET
ISSUER, DESCRIPTION                         NUMBER OF SHARES           VALUE
-------------------                         ----------------           -----

Broker Services (12.70%)
 Bear Stearns Companies, Inc., 5.49%,
  Ser G.....................................      42,500            $1,870,000
 Bear Stearns Companies, Inc., 6.15%,
  Ser E.....................................      93,000             4,580,250
 Lehman Brothers Holdings, Inc., 5.67%,
  Depositary Shares, Ser D..................     144,950             6,232,850
 Merrill Lynch & Co., Inc., 9.00%,
  Depositary Shares, Ser A..................     168,000             5,239,500
 Morgan Stanley Group, Inc., 7.75%,
  Depositary Shares.........................     100,000             5,400,000
                                                                    ----------
                                                                    23,322,600
                                                                    ----------
Conglomerates (0.79%)
 Grand Metropolitan Delaware, L.P., 9.42%,
  Gtd Ser A.................................      51,000             1,456,688
                                                                    ----------
Equipment Leasing (2.33%)
 AMERCO, 8.50%, Ser A ......................     162,000             4,272,750
                                                                    ----------
Financial Services (7.86%)
 Citigroup, Inc., 6.213%, Ser G.............      90,000             4,725,000
 Citigroup, Inc., 6.231%,
  Depositary Shares, Ser H..................      85,200             4,462,350
 Citigroup, Inc., 8.40%,
  Depositary Shares, Ser K..................     191,000             5,240,563
                                                                    ----------
                                                                    14,427,913
                                                                    ----------
Media (2.46%)
 Lasmo America, Ltd., 8.15%  (R)............      20,000             2,040,000
 Shaw Communications, Inc., 8.45%,
  Ser A (Canada)............................      99,600             2,471,325
                                                                    ----------
                                                                     4,511,325
                                                                    ----------
Oil & Gas (5.19%)
 Anadarko Petroleum Corp., 5.46%,
  Depositary Shares.........................      50,627             4,531,116
 PennzEnergy Co., 6.49%, Ser A..............      50,000             5,000,000
                                                                    ----------
                                                                     9,531,116
                                                                    ----------
Utilities (16.20%)
 Alabama Power Co., 5.20%...................     210,000             5,302,500
 Avista Corp., $1.24, Ser L, Conv...........     124,000             2,309,500
 Baltimore Gas & Electric Co., 6.99%,
  Ser 1995..................................      10,000             1,180,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================FINANCIAL STATEMENTS==================================

               John Hancock Funds - Patriot Global Dividend Fund


                                                                       MARKET
ISSUER, DESCRIPTION                         NUMBER OF SHARES           VALUE
-------------------                         ----------------           -----

Utilities (continued)
 El Paso Tennessee Pipeline Co., 8.25%,
  Ser A ...................................     146,000             $8,011,750
 Entergy London Capital, L.P., 8.625%,
  Ser A....................................      60,000              1,567,500
 PSI Energy, Inc., 6.875%..................      42,500              4,791,874
 Public Service Electric & Gas Co., 6.92%..       7,000                789,250
 South Carolina Electric & Gas Co., 6.52%..      25,000              2,846,874
 TDS Capital Trust II, 8.04%...............     118,000              2,935,250
                                                                    ----------
                                                                    29,734,498
                                                                    ----------
                    TOTAL PREFERRED STOCKS
                       (Cost $120,986,198)      (68.07%)           124,968,715
                                                 -------           -----------

COMMON STOCKS
Utilities (29.68%)
 BEC Energy................................      65,000              2,486,250
 Conectiv, Inc. ...........................     110,500              2,486,250
 Consolidated Edison, Inc. ................      51,000              2,521,313
 Dominion Resources, Inc. .................      47,500              2,125,625
 DTE Energy Co. ...........................      59,900              2,425,950
 Duke Energy Corp. ........................      20,000              1,236,250
 Eastern Enterprises ......................      37,700              1,517,425
 Edison International .....................      60,000              1,668,750
 Florida Progress Corp. ...................      35,000              1,456,875
 Houston Industries, Inc. .................      69,600              2,114,100
 Interstate Energy Corp. ..................     127,420              3,663,325
 K N Energy, Inc. .........................      42,500                839,375
 KeySpan Energy ...........................     159,120              4,306,185
 LG&E Energy Corp. ........................      91,400              2,410,675
 MCN Energy Group, Inc. ...................      80,000              1,420,000
 MidAmerican Energy Holdings Co. ..........      85,000              2,279,063
 Nevada Power Co. .........................      38,000                940,500
 New England Electric System...............      20,000                978,750
 PacifiCorp................................      54,000              1,110,375
 Potomac Electric Power Co.................     100,000              2,331,250
 Public Service Enterprise Group, Inc. ....      65,000              2,579,687
 Puget Sound Energy, Inc. .................     187,800              4,730,213
 Sempra Energy ............................     133,086              3,060,977
 Southern Co. (The)........................      20,000                538,750
 UtiliCorp United, Inc.  ..................      60,000              2,100,000
 Williams Cos., Inc. (The) ................      35,000              1,155,000
                                                                    ----------
                        TOTAL COMMON STOCKS
                         (Cost $51,238,098)     (29.68%)            54,482,913
                                                -------             ----------


                                  ITEREST            PAR VALUE        MARKET
ISSUER, DESCRIPTION                RATE            (000s OMITED)      VALUE
-------------------                ----            -------------      -----

SHORT-TERM INVESTMENTS
Commercial Paper (2.65%)
 Chevron USA, Inc., 02-01-99....   4.63%              $4,867      $4,866,569
                                                                 -----------
            TOTAL SHORT-TERM INVESTMENTS              (2.65%)      4,866,569
                                                    ---------    -----------
                       TOTAL INVESTMENTS            (100.40%)    184,318,197
                                                    ---------    -----------
       OTHER ASSETS AND LIABILITIES, NET              (0.40%)       (737,730)
                                                    ---------   -------------
                        TOTAL NET ASSETS            (100.00%)   $183,580,467
                                                   ==========   =============

     (R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $12,536,400 or 6.83% of net assets as of January 31, 1999.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

=========================NOTES TO FINANCIAL STATEMENTS==========================

               John Hancock Funds - Patriot Global Dividend Fund

(UNAUDTIED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Patriot Global Dividend Fund (the "Fund") is a closed-end diversified management investment company registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $303,910 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gains distributions will be made. The carryforward expires July 31, 2002.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

         The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through July 31, 1998, which have no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED SHARES (DARTS) The Fund issued 600 shares of DARTS on October 16, 1992 in a public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates ranged from 4.10% to 4.25% during the period ended January 31, 1999.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the DARTS, as defined in the Fund's By-Laws.

=========================NOTES TO FINANCIAL STATEMENTS==========================

               John Hancock Funds - Patriot Global Dividend Fund


NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous investment program equivalent, on an annual basis, to the sum of 0.80% of the Fund's average weekly net assets.

         In addition, the Adviser has a sub-investment management contract with John Hancock Advisers International Limited (the "Sub-Adviser"), a wholly owned subsidiary of the Adviser. Under the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser will furnish the Adviser with international portfolio management assistance. The Adviser pays the Sub-Adviser a monthly management fee equivalent, on an annual basis, to 0.05% of the Fund's average weekly net assets.

         The Fund has entered into an administrative agreement with Mitchell Hutchins Asset Management, Inc. (the "Administrator"), under which the Administrator, if requested by the Adviser, assists in preparing financial information and reports, providing information for tax reporting purposes, compliance, calculation of net asset values, etc. The Fund pays the Administrator a monthly fee equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net assets, with a minimum annual fee of $125,000. The Administrator is an affiliate of PaineWebber Incorporated, which acted as an underwriter of the Fund's Common Shares.

         Each unaffiliated Trustee is entitled as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

         Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At January 31, 1999, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $1,856.

NOTE C -
INVESTMENT  TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended January 31, 1999, aggregated $27,871,110 and $31,665,249, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended January 31, 1999.

         The cost of investments owned at January 31, 1999 (including short-term investments) for federal income tax purposes was $178,255,548. Gross unrealized appreciation and depreciation of investments aggregated $10,810,319 and $4,747,670, respectively, resulting in net unrealized appreciation of $6,062,649.

================================================================================

               John Hancock Funds - Patriot Global Dividend Fund

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide a high level of current income, consistent with modest growth of capital, for holders of its Common Shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend paying preferred and common stocks of domestic and foreign issuers, as well as debt obligations, with the Fund investing only in U.S. dollar denominated securities.

         The Fund's non-fundamental investment policy with respect to the quality of ratings of its portfolio investments was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. The new policy supersedes the requirement that at least 80% of the Fund's total assets consist of preferred stocks and debt obligations rated "A" or higher and dividend paying common stocks whose issuers have senior debt rated "A" or higher.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan (the "Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as agent for the common shareholders, unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

         The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

         The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

         The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

================================================================================

               John Hancock Funds - Patriot Global Dividend Fund


         The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

YEAR 2000 COMPLIANCE

The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the Fund's operations or financial markets generally.


SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Patriot Global Dividend Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank & Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone: (800) 426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

======================================NOTES=====================================

               John Hancock Funds - Patriot Global Dividend Fund

================================================================================


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